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                                                                   EXHIBIT 10.73


                   [FORM OF IMAGING CENTER SECURITY AGREEMENT]

                               SECURITY AGREEMENT
                                  [CENTER NAME]


      This Security Agreement ("Security Agreement") is made as of the ____ day of November, 2001 by and between [P.C. NAME] ("PC") and [RAYTEL ENTITY NAME] ("Manager"; and, together with PC, "Pledgors"), in favor of HEALTHCARE BUSINESS CREDIT CORPORATION, a Delaware corporation with an address at 700 East Gate Drive, Suite 100, Mount Laurel, New Jersey 08054 ("Secured Party").

                                   BACKGROUND

      A. Manager is operator of a diagnostic imaging center located at [LOCATION ADDRESS] (the "Imaging Center").

      B. PC is a medical practice.

      C. PC and Manager are parties to a certain [TITLE OF AGREEMENT BETWEEN P.C. AND MANAGER] dated [DATE OF AGREEMENT BETWEEN P.C. AND MANAGER] (as amended, renewed or replaced from time to time, "Agreement"), a true and correct copy of which is attached hereto as Exhibit "A," providing for the operation of the Imaging Center.

      D. Pursuant to the terms of a Loan and Security Agreement dated as of the date hereof (as may be amended, restated, supplemented or modified from time to time, the "Loan Agreement"), Secured Party has extended to Manager, Raytel Medical Corporation ("RMC") and certain of their affiliates (Manager, RMC and such affiliates are hereinafter referred to as "Borrowers") a credit facility in the original maximum principal amount of $15,000,000.00 (the "Loan").

      E. [INSERT APPLICABLE RELATIONSHIP, E.G., MANAGER IS A SUBSIDIARY OF RMC AND IT] is contemplated that a portion of the proceeds of the Loan will be indirectly available to finance the operations of the Imaging Center. Each Pledgor acknowledges that it will be materially benefited as a result thereof.

      F. Secured Party desires to obtain, and each of the Pledgors desires to grant to Secured Party, a first priority security interest in the Collateral (as defined below) to secure all of the Obligations (as defined below) of the Borrowers to Secured Party.

NOW, THEREFORE, with the foregoing Background incorporated by reference and made part hereof, Pledgors and Secured Party, intending to be legally bound hereby, promise and agree as follows:

      1. Each of the Pledgors hereby grants to Secured Party a continuing lien on and security interest in the following property of such Pledgor and in the following property which may be jointly owned by Pledgors, whether now or hereafter owned and wherever located (collectively, the "Collateral"):


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            (i) all accounts (including without limitation, the Accounts)
whether now existing or hereafter arising or acquired, (ii) all contract rights, instruments, chattel paper, documents, general intangibles, rights, remedies, guarantees and collateral evidencing, securing or otherwise relating to such accounts, including without limitation, all rights of enforcement and collection, (iii) all lockboxes, all collection accounts and other accounts into which any of the proceeds and/or payments on the accounts are deposited, all funds received thereby or deposited therein, and any checks or instruments from time to time representing or evidencing the same, (iv) all books and records of Pledgors evidencing or relating to such accounts, (v) all information and data compiled or derived by Pledgors with respect of such accounts (other than any such information and data subject to legal restrictions of patient confidentiality) and (vi) all collections, receipts and other proceeds (cash and noncash) derived from any of the foregoing.

      For purposes hereof "Account" means (a) the third party reimbursable portion of accounts receivable owing to the Pledgors arising out of the delivery by the Pledgors of medical, surgical, diagnostic or other professional or medical or dental services, including all rights to reimbursement under any agreements with a third party obligor, (b) all other healthcare insurance receivables and accounts as defined in the Uniform Commercial Code as in effect in the State of New Jersey (the "UCC"), (c) all rights, remedies, guarantees, and security interests in respect of the foregoing, all rights of enforcement and collection, all books and records evidencing or related to the foregoing, and all rights under this Security Agreement in respect of the foregoing, (d) all information and data compiled or derived by the Pledgors in respect of such accounts receivable (other than any such information and data subject to legal restrictions of patient confidentiality), and (e) all proceeds of any of the foregoing.

      2. The security interest hereby granted by Pledgors secures (collectively, the "Obligations") all now existing or hereafter arising debts, obligations, covenants, and duties of payment or performance of every kind, matured or unmatured, direct or contingent, owing, arising, due or payable to Secured Party by or from any Borrower arising out of the Loan Agreement or any other document executed and delivered in connection therewith (collectively, such documents and the Loan Agreement are referred to herein as the "Loan Documents").

      3. The Pledgors hereby agree that if the location of the Collateral changes from the location identified in Background paragraph A hereof, the Pledgors will immediately notify the Secured Party in writing of the additions or changes to the locations of the Collateral.

      4. Each of the Pledgors covenants that it shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may require to vest in and assure to Secured Party its rights hereunder and in or to the Collateral, and the proceeds thereof.

      5. Each Pledgor represents, warrants and covenants that it has not granted or suffered or will grant or suffer the imposition of a lien or security interest upon the Collateral, other than the lien granted herein in favor of Secured Party, and that it has not and will not use any portion thereof in any manner inconsistent with this Security Agreement.

      6. At the request of the Secured Party, the Pledgors will join with the Secured Party in executing one or more financing, continuation or amendment statements pursuant to the UCC


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in form satisfactory to the Secured Party. A carbon, photographic or other copy of this Security Agreement or of a UCC-1 financing statement may be filed as and in lieu or a UCC-1 financing statement.

      7. The happening of any of the following events or conditions shall constitute an "Event of Default" hereunder:

            (a) Dissolution, termination of existence, insolvency, business suspension or failure, appointment of a receiver of any part of the property of a Pledgor, assignment for the benefit of creditors by a Pledgor, or the commencement of any proceedings under any federal bankruptcy or state insolvency laws (now or hereafter enacted for the relief of Pledgors) by or against a Pledgor, or

            (b) The failure of either Pledgor to comply with the terms of this Agreement; or

            (c) The occurrence of an Event of Default under the Loan Agreement.

      Upon the occurrence and during the continuance of an Event of Default, the Secured Party may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein, in any other Loan Document or by any applicable law, all the remedies of a secured party under the UCC, as permitted therein, and the Secured Party may (i) dispose of the Collateral on the Pledgors' premises, (ii) require the Pledgors to assemble the Collateral and make it available to the Secured Party at a place reasonably designated by the Secured Party and/or (iii) subject to applicable laws and regulations governing payment of Medicare/Medicaid receivables, take possession of the Collateral and notify all account debtors of Secured Party's security interest in the Collateral and require payment under the Collateral to be made directly to Secured Party and exercise all rights of a secured party with respect to the Collateral and collect, sue for and receive payment on all accounts, and settle, compromise and adjust the same on any term as may be satisfactory to Secured Party, in its respective sole and absolute discretion and such party may do all of the foregoing with or without judicial process (including, without limitation, notifying the United States Postal Authorities to redirect mail addressed to Pledgors to an address designated by Secured Party). Unless the Collateral is of a type customarily sold on a recognized market, the Secured Party will give the Pledgors reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the business address of the Pledgors shown in this Security Agreement at least fifteen (15) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party's reasonable attorneys' fees and legal expenses, incurred or expended by the Secured Party to enforce any payment due it under this Security Agreement either as against the Pledgors or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Security Agreement and the Collateral pledged hereunder.

      8. The Secured Party shall not be deemed to have waived any of the Secured Party's rights hereunder or under any other agreement, instrument or paper signed by the Pledgors unless


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such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any other occasion.

      9. Each of the Pledgors does hereby make, constitute and appoint any officer or agent of the Secured Party as such Pledgor's true and lawful attorney-in-fact, with power to sign and file on such Pledgor's behalf any and all UCC financing statements, and, after an Event of Default, to endorse the name of such Pledgor or any of such Pledgor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the possession of the Secured Party in full or part payment of any amounts owing to the Secured Party; granting to such Pledgor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as such Pledgor might or could do, including the right to compromise, settle and release all claims and disputes with respect to the Collateral, and such Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Security Agreement and all transactions hereunder.

      10. All provisions herein shall inure to, and become binding upon, the successors, representatives, receivers, trustees and assigns of the parties; provided, however, that neither Pledgor will delegate its duty of performance hereunder without the Secured Party's prior written consent. The term "Security Agreement", as used in this instrument, shall mean and include this Security Agreement, all amendments and supplements to any of the foregoing, and all assignments, instruments and documents submitted to the Secured Party in connection with any transaction between the Pledgors and the Secured Party. Each of the Pledgors hereby waives notice of default, and presentment, demand, protest, and notice of dishonor as to any instrument. Each of the Pledgors hereby releases Secured Party from all claims for loss or damage caused by any act or omission on the part of Secured Party, its officers, agents, and employees, except for willful misconduct.

      11. This Security Agreement and all acts, transactions, agreements, certificates, assignments and transfers thereunder, and all rights of the parties hereto, shall be governed as to their validity, enforcement, construction and effect, and in all other respects, by New Jersey law. The provisions hereof are severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect. No modification hereof shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

      12. Each of the Pledgors irrevocably consents to the exclusive jurisdiction of any state or Federal court located in the State of New Jersey in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking and irrevocably agrees to service of process by certified mail, return receipt requested to the address of Pledgors set forth herein. PLEDGORS AND SECURED PARTY AS AN INDEPENDENT COVENANT IRREVOCABLY WAIVE JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL DISPUTES BETWEEN PLEDGORS AND SECURED PARTY WHETHER HEREUNDER OR UNDER ANY OTHER AGREEMENTS, NOTES, PAPERS, INSTRUMENTS OR DOCUMENTS, WHETHER SIMILAR OR DISSIMILAR.


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      13. This Security Agreement may be executed in one or more counterparts which, when taken together, will constitute one and the same document.

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have set their hands and seals on the day and year first above written.


                                         PLEDGORS:

[P.C. NAME] P.C.                         [RAYTEL ENTITY NAME]


By:                                      By:
    -------------------------------          -----------------------------------
    Name:                                    Name:
    Title:                                   Title:



                                         SECURED PARTY:

                                         HEALTHCARE BUSINESS CREDIT
                                         CORPORATION


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


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